UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2015

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 4, 2015, Symetra Financial Corporation, a Delaware corporation, issued (i) a press release announcing its financial results for the fiscal quarter and full year ended December 31, 2014 and 2015 outlook, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the fiscal quarter and full year ended December 31, 2014, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure
On February 5, 2015, Tom Marra, president and chief executive officer, and Margaret Meister, executive vice president and chief financial officer of Symetra Financial Corporation will host a conference call to discuss financial results for the fiscal quarter and full year ended December 31, 2014 and to offer an outlook on management's expectations for 2015. A slide presentation relating to the information to be presented during the conference call is furnished as Exhibit 99.3. The slide presentation will also be posted on Symetra Financial Corporation's website, www.symetra.com, under the tab entitled “Investor Relations.” Other information contained in or linked from our website is not a part of this release and is not incorporated into this or any other SEC filing.
The information in this report, including Exhibits 99.1, 99.2 and 99.3, have been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Certain of the statements included in this Form 8-K and its exhibits constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include operating earnings guidance and other statements regarding our expectations, assumptions and beliefs. Without limiting or superseding the foregoing, the text of slide 2 of Exhibit 99.3, entitled “Forward-Looking Statements,” is incorporated by reference into this item 7.01.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release of Symetra Financial Corporation, dated February 4, 2015, announcing fourth quarter and full year ended December 31, 2014 results and 2015 outlook.

99.2	Quarterly Financial Supplement for the quarter and full year ended December 31, 2014.

99.3	Slide presentation of fourth quarter and full year ended December 31, 2014 results and 2015 Outlook Conference Call.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President,
General Counsel and Secretary
Date: February 4, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Symetra Financial Corporation, dated February 4, 2015, announcing fourth quarter and full year ended December 31, 2014 results and 2015 outlook.
99.2	Quarterly Financial Supplement for the quarter and full year ended December 31, 2014.
99.3	Slide presentation of fourth quarter and full year ended December 31, 2014 results and 2015 Outlook Conference Call.